SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant    (x)
Filed by a party other than the registrant   ( )
Check the appropriate box:
( )    Preliminary proxy statement
(x)    Definitive proxy statement
( )    Definitive additional materials
( )    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

               ONE VALLEY BANCORP OF WEST VIRGINIA, INC.
              (Name of Registrant as Specified in Its Charter)

________________________Merrell S. McIlwain, II______________________
(Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
(x)    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
( )    $500 per each party to the controversy pursuant to Exchange Act Rule
            14a-6(i)(3).
( )    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)   Title of each class of securities to which transaction applies:
____________________________________________________________________
(2)   Aggregate number of securities to which transactions applies:
____________________________________________________________________

(3) Per unit price other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
____________________________________________________________________
(4)   Proposed maximum aggregate value of transaction:
____________________________________________________________________

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1)   Amount previously paid:

____________________________________________________________________

(2)   Form, schedule or registration statement no.:

____________________________________________________________________

(3)   Filing party:

____________________________________________________________________

(4)   Date filed:

____________________________________________________________________



____________

  (1)Set forth the amount on which the filing fee is calculated and state how it was determined.




ONE VALLEY BANCORP OF WEST VIRGINIA, INC.
Charleston, West Virginia


NOTICE OF REGULAR ANNUAL MEETING OF SHAREHOLDERS
To be held April 26, 1994


To the Shareholders:

        The Regular Annual Meeting of Shareholders of One Valley
Bancorp of West Virginia, Inc. ("One
Valley"), will be held at the Charleston Town Center Marriott, 200 Lee Street, East, in Charleston,
West Virginia, at 10:00 a.m. on Tuesday, April 26, 1994, for the purpose of considering and voting upon proposals:

1. To elect ten directors - eight to serve for a term of three years, one to serve for a term of two years, and one to serve for a term of one year, and until their successors are chosen and qualify.

2. To approve an amendment to the Bylaws to increase the maximum number of One Valley's directors from 27 to 33.

3. To approve the appointment by the Board of Directors of Ernst & Young as independent Certified
Public Accountants for the year 1994.

        4.      To transact such other business as may properly be
brought before the meeting or any               adjournment thereof.

        Only those shareholders of record at the close of business on March 8, 1994, are entitled to notice of the meeting and to vote at the meeting. We hope that you will attend this meeting.

                                        By Order of the Board of Directors
                                        J. Holmes Morrison
                                        President

PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY
REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL
MEETING.


March 23, 1994


ONE VALLEY BANCORP OF WEST VIRGINIA, INC.
ONE VALLEY SQUARE
CHARLESTON, WEST VIRGINIA


PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS -- APRIL 26, 1994


        This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of One Valley Bancorp of West Virginia, Inc. ("One Valley"), to be held on Tuesday, April
26, 1994, at the time and for the purposes set forth in the accompanying Notice of Regular Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and the form of proxy are to be first mailed to shareholders is March 23, 1994. The mailing address of the principal executive offices of One
Valley is P. O. Box 1793, Charleston, West Virginia, 25326.


Solicitation of Proxies
        The solicitation of proxies is made by management at the direction of the Board of Directors of One
Valley. These proxies enable shareholders to vote on all matters which are scheduled to come before the meeting. If the enclosed proxy is signed and returned, it will be voted as directed; or if not directed, the proxy will be voted "FOR" the election of the ten management nominees as directors for the terms specified, "FOR" the approval of an amendment to the Bylaws to increase the maximum number of directors from 27 to 33, and "FOR" the approval of the appointment of Ernst & Young as independent
Certified Public Accountants. A shareholder executing the proxy may revoke it at any time before it is voted by notifying One Valley in person, by giving written notice to One Valley of the revocation of the proxy, by submitting to One Valley a subsequently dated proxy, or by attending the meeting and withdrawing the proxy before it is voted at the meeting.

        The expense for the solicitation of proxies will be paid by One Valley. In addition to this solicitation by mail, officers and regular employees of One Valley and its subsidiaries may, to a limited extent, solicit proxies personally or by telephone or telegraph. In addition, Georgeson & Company Inc. will be engaged as proxy solicitation agent pursuant to an agreement which provides that One Valley will pay Georgeson &
Company Inc. $10,000 plus expenses. It is anticipated that pursuant to that agreement Georgeson &
Company Inc. will primarily solicit brokers, banks and other institutional holders to ensure that proxies are returned in a timely manner. One Valley is not aware of any person who intends to oppose the action proposed by management to be taken at the Annual Meeting. Because proposal number 2 (increasing the maximum size of the board) must be approved by the holders of at least 80% of the outstanding shares of One Valley's common stock, management has engaged an independent solicitation firm.

Eligibility of Stock for Voting Purposes
        Pursuant to the Bylaws of One Valley, the Board of Directors has fixed March 8, 1994, as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof.


        As of the record date for the Annual Meeting, 17,255,784 shares of the common stock with a par value of Ten Dollars ($10.00) per share ("One Valley Common Stock") of One Valley were issued and outstanding and entitled to vote. One Valley's subsidiary banks hold of record as trustee, co-trustee, executor or co-executor, but not beneficially, 3,095,827 shares of stock representing 17.94% of the shares of One Valley outstanding. Of these shares, the banks hold 2,673,411 shares as co-trustee or co-executor and 422,396 shares as sole trustee or sole executor (other principal holders of One Valley's stock are discussed under "Principal Holders of Securities"). The 2,673,411 shares held as co-trustee or co-executor are voted by the individual co-trustee(s) or co-executor(s) and not by the banks. Of the remaining 422,396 shares held by the banks as sole trustee or sole executor, 372,423 shares (or 2.16% of the total shares outstanding) will be voted by the banks, as trustee or executor, "FOR" the election of the ten management nominees as directors, "FOR" the approval of an amendment to the Bylaws to increase the maximum number of directors of One Valley, and "FOR" the approval of the appointment of Ernst & Young as independent Certified Public Accountants. The remaining 49,973 shares are held by the banks as sole trustee or sole executor in personal trust and self-directed employee benefit accounts and will be voted by the banks at the direction of the grantor, settlor or beneficiary of those accounts.


PURPOSE  OF  MEETING

1.  ELECTION OF DIRECTORS

        The Bylaws of One Valley currently provide that the Board of Directors shall consist of not fewer than six nor more than 27 members, the exact number of directors within these minimum and maximum limits to be fixed and determined by resolution of a majority of the Board of Directors. There are presently 27 directors on the Board; and, at a meeting held February 16, 1994, the Board fixed at 27 the number of directors to constitute the full Board of Directors of One Valley effective April 26, 1994.

        One Valley's Articles of Incorporation authorize classification of the Board of Directors into three classes, each of which serves for three years, with one class being elected each year. Pursuant to this arrangement, eight nominees have been nominated for three-year terms, one nominee has been nominated for a two-year term, and one nominee has been nominated for a one-year term, and until their successors are chosen and qualify. This will result in a Board composed of three classes with nine directors in the class of 1995, ten directors in the class of 1996, and eight directors in the class of 1997.

Management Nominees to the Board of One Valley

        Unless otherwise directed, the proxies will be voted "FOR" the election of the following ten directors to serve for terms expiring at the Annual Meeting of Shareholders in the years indicated in the table below, and until their successors are chosen and qualify. If proposal number 2 is adopted, then One Valley will elect C. Michael Blair and Brent D. Robinson to the Board of Directors for terms to expire at the 1995
Annual Meeting of Shareholders. (For a more complete discussion, see the section of this Proxy Statement captioned "Purpose of Meeting - Proposal to Approve an Increase in the Maximum Number of Directors.")
The nominees have broad executive experience in a wide variety of businesses and are all currently members of the Board. Mr. Highland, who has served as a director or officer of Mountaineer Bankshares of W.Va.,
Inc. ("Mountaineer") or one of its subsidiaries since 1949, and Mr. Rice, who has served as a director or officer of Mountaineer or one of its subsidiaries since 1961, were elected to the Board in January, 1994, for terms expiring at the 1994 Annual Meeting.


                                    Served
                                     As A      Family
                                     Director  Relationship                         Principal
                                     of One    With Directors Year In              Occupation
                                    Valley     and Other      Which Term          Or Employment
        Nominees               Age   Since     Nominees       Expires             Last Five Years

John T. Chambers                70      1981    None       1996          Commercial Realtor; Presi-
                                                                         dent-Ravenswood Land
                                                                         Co. and Mt. Alpha
                                                                         Development Co., Charles-
                                                                         ton, WV

                                    Served
                                     As A      Family
                                     Director  Relationship                         Principal
                                     of One    With Directors Year In              Occupation
                                    Valley     and Other      Which Term          Or Employment
        Nominees               Age   Since     Nominees       Expires             Last Five Years

Cecil B. Highland, Jr.          75      (1)     None        1997        Vice Chairman  - Board of
                                                                        Directors, Mountaineer
                                                                        Bankshares of W.Va.,
                                                                        Inc.; Chairman of the
                                                                        Board and Chief Executive
                                                                        Officer -The Empire
                                                                        National Bank of
                                                                        Clarksburg, Clarksburg,
                                                                        WV; President and General
                                                                        Manager - Clarksburg
                                                                        Publishing Co.,
                                                                        Clarksburg, WV.

Robert E. Kamm, Jr.           42      1987    None        1997          President and Chief
                                                                        Executive Officer-One
                                                                        Valley Bank of
                                                                        Summersville, Inc.,
                                                                        Summersville, WV

David E. Lowe                 52      1993   None    1997               1993-President and Chief
                                                                        Executive Officer-
                                                                        Chesapeake and Potomac
                                                                        Telephone Company of
                                                                        West Virginia,
                                                                        Charleston, WV; 1990 to
                                                                        1993, Vice President,
                                                                        Chesapeake and Potomac
                                                                        Telephone Company of
                                                                        Virginia, Richmond, VA;
                                                                        1988 to 1990, Assistant
                                                                        Vice President, Bell
                                                                        Atlantic, Arlington, VA

Edward H. Maier           50       1983    None      1997               President - General
                                                                        Corporation, Charleston,
                                                                        WV (Real Estate
                                                                        Investment, Natural Gas
                                                                        Production, Warehousing)

Angus E. Peyton (2)       67      1981     None      1997               Attorney-Brown and
                                                                        Peyton, Charleston, WV

Lacy I. Rice, Jr.         62       (3)     None      1997               Chairman of the Board,
                                                                        Chief Executive Officer
                                                                        and Director - Mountaineer
                                                                        Bankshares of W.Va.,
                                                                       Inc.; Chairman of the
                                                                       Board - Old National
                                                                       Bank, Martinsburg, WV;
                                                                        Partner - Bowles, Rice,
                                                                        McDavid, Graff & Love
                                                                        Law Firm.


                                    Served
                                     As A      Family
                                     Director  Relationship                         Principal
                                     of One    With Directors Year In              Occupation
                                    Valley     and Other      Which Term          Or Employment
        Nominees               Age   Since     Nominees       Expires             Last Five Years


Richard B. Walker               55      1991    None        1997              Chairman of the Board and
                                                                              Chief Executive Officer-
                                                                              Cecil I. Walker Machinery

H. Bernard Wehrle, III          42      1991    None        1995               President-McJunkin
                                                                               Corporation; Charleston,
                                                                               WV (Steel Fabricators)

Thomas D. Wilkerson             65      1981    None        1997               General Agent-North-
                                                                               western Mutual Life
                                                                               Insurance Company,
                                                                               Charleston, WV


Directors Continuing to Serve Unexpired Terms

           The following Directors will continue to serve until the expiration of their terms:



                                    Served
                                     As A      Family
                                     Director  Relationship                         Principal
                                     of One    With Directors Year In              Occupation
                                    Valley     and Other      Which Term          Or Employment
        Nominees               Age   Since     Nominees       Expires             Last Five Years



Phyllis H. Arnold               45      1993    None          1996             1991 to present - President
                                                                               and Chief Executive
                                                                               Officer - One Valley Bank,
                                                                               National Association;
                                                                               formerly Executive Vice
                                                                               President - One Valley
                                                                               Bank, National
                                                                               Association, Charleston,
                                                                               WV

Charles M. Avampato             55      1984    None           1996            President-Clay Found-
                                                                               ation, Inc., Charleston,
                                                                               WV (Charitable
                                                                               Foundation)

Robert F. Baronner              67      1981    None           1995            Chairman of the Board-
                                                                               One Valley Bancorp of
                                                                               West Virginia, Inc.,
                                                                               Charleston, WV; formerly
                                                                               President and Chief
                                                                               Executive Officer-One
                                                                               Valley Bancorp of West
                                                                               Virginia, Inc., Charleston,
                                                                               WV

James K. Brown                 64      1981    None          1995              Attorney - Jackson &
                                                                               Kelly, Charleston, WV


                                    Served
                                     As A      Family
                                     Director  Relationship                         Principal
                                     of One    With Directors Year In              Occupation
                                    Valley     and Other      Which Term          Or Employment
        Nominees               Age   Since     Nominees       Expires             Last Five Years


Nelle Ratrie Chilton            54      1989    (4)         1995               Director and Vice
                                                                               President - Dickinson Fuel
                                                                               Co., Inc., Charleston,
                                                                               WV; TerraCo., Inc.,
                                                                               Charleston, WV; Terra-
                                                                               Care, Inc., Terra Salis,
                                                                               Inc., TerraSod, Inc.,
                                                                               Malden, WV
                                                                               (Landscaping)

Ray M. Evans, Jr.              52      1984    (5)     1995                    President-Dickinson Co.,
                                                                               and Quincy Coal Co.,
                                                                               Charleston, WV

James Gabriel                  63      1993    None    1996                    President and Chief
                                                                               Executive Officer - Gabriel
                                                                               Brothers, Inc. (Retail
                                                                               Sales)

Phillip H. Goodwin             53      1989    None    1995                    President-CAMCARE and
                                                                               Charleston Area Medical
                                                                               Center, Charleston, WV

Thomas E. Goodwin              64      1985    None    1996                    Chairman of the Board  -
                                                                               One Valley Bank of
                                                                               Ronceverte, National
                                                                               Association, Ronceverte,
                                                                               WV

John D. Lynch                  53      1986    None    1996                    Vice President-Davis
                                                                               Lynch Glass Company,
                                                                               Star City, WV

J. Holmes Morrison             53      1990    None    1995                    1991 to present-President
                                                                               and Chief Executive
                                                                               Officer-One Valley
                                                                               Bancorp of West Virginia,
                                                                               Inc.; formerly Executive
                                                                               Vice President-One Valley
                                                                               Bancorp of West Virginia,
                                                                               Inc.; President and Chief
                                                                               Executive Officer-One
                                                                               Valley Bank, National
                                                                               Association, Charleston,
                                                                               WV


                                    Served
                                     As A      Family
                                     Director  Relationship                         Principal
                                     of One    With Directors Year In              Occupation
                                    Valley     and Other      Which Term          Or Employment
        Nominees               Age   Since     Nominees       Expires             Last Five Years


Charles R.
Neighborgall, III               52      1987    None        1996               President - The
                                                                               Neighborgall Construction
                                                                               Company, Huntington,
                                                                               WV (General Contractors)

Robert O. Orders, Sr.           68      1989    None        1995               Chief Executive Officer-
                                                                               Orders Construction Co.,
                                                                               St. Albans, WV

John L. D. Payne                55      1981    (5)         1995               President - Payne-Gallatin
                                                                               Mining Co., Charleston,
                                                                               WV

James W. Thompson               66      1983    None         1996              President and Chairman of
                                                                               the Board-One Valley
                                                                               Bank of Mercer County,
                                                                               Inc., Princeton, WV

J. Lee Van Metre, Jr.           56      1986    None         1996              Attorney-Steptoe &
                                                                               Johnson; Secretary of the
                                                                               Board-One Valley Bank of
                                                                               Martinsburg, National
                                                                               Association, Martinsburg,
                                                                               WV

John H. Wick, III               48      1993    (4)          1996             1992 to present - Vice
                                                                              President - Dickinson Fuel
                                                                              Co., Inc., Charleston,
                                                                              WV;   1980  to   1992    -
                                                                              Commercial      Realtor,
                                                                              Harrison & Bates, Inc.,
                                                                              Richmond, VA

(1) Served as a director or officer of Mountaineer or one of its subsidiaries since 1949.

(2) Angus E. Peyton is a member of the Board of Directors of American Electric Power Company, Inc.

(3) Served as a director or officer of Mountaineer or one of its subsidiaries since 1961.

(4)     John H. Wick, III, is the brother-in-law of Nelle Ratrie
Chilton.

(5)     Ray M. Evans, Jr. and John L. D. Payne are first cousins.


General

        The Bylaws of One Valley provide that in the election of directors of One Valley each shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of such directors multiplied by the number of shares owned will equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. For all other purposes, each share is entitled to one vote. If any shares are voted cumulatively for the election of directors, the Proxies, unless otherwise directed, will have full discretion and authority to cumulate their votes and vote for less than all such nominees.

        The Bylaws of One Valley provide that nominations for election to the Board of Directors, other than those made by or on behalf of the existing management of One Valley, must be made by a shareholder in writing delivered or mailed to the President not less than 14 days nor more than 50 days prior to the meeting called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, the nominations must be mailed or delivered to the President not later than the close of business on the 7th day following the day on which the notice of meeting was mailed. The notice of nomination must contain the following information, to the extent known: (a) name and address of proposed nominee(s); (b) principal occupation of proposed nominee(s);
(c) total shares to be voted for each
proposed nominee; (d) name and address of notifying shareholder; and
(e) number of shares owned by
notifying shareholder. Nominations not made in accordance with these requirements may be disregarded by the Chairman of the meeting, in which case the votes cast for the proposed nominee will likewise be disregarded.

        One Valley commenced business on September 4, 1981, as a bank holding company. The financial operations of One Valley in 1993 primarily related to the ownership and the establishment of policies for the management and direction of One Valley Bank, National Association, One Valley Bank of Huntington,
Inc., One Valley Bank of Mercer County, Inc., One Valley Bank of Martinsburg, National Association,
One Valley Bank of Ronceverte, National Association, One Valley Bank of Morgantown, Inc., One Valley
Bank of Oak Hill, Inc., and One Valley Bank of Summersville, Inc. On August 4, 1993 an Agreement and
Plan of Merger was executed pursuant to which Mountaineer agreed to merge with and into One Valley.
That merger was consummated on January 28, 1994.

Committees of the Board

        One Valley has a standing Audit Committee, Compensation
Committee and Nominating Committee.

        The Audit Committee of One Valley consists of six members, Charles M. Avampato, Robert F.
Baronner, Edward H. Maier, John L. D. Payne, Richard B. Walker and H. Bernard Wehrle, Jr., and met four times in 1993. This Committee reviews and evaluates significant matters relating to audit and internal controls, reviews the scope and results of audits by independent auditors, reviews the activities of the internal audit staff, meets with the appropriate management personnel regarding internal and external audit results and reports its findings to the Board of Directors.

        The Compensation Committee of One Valley consists of six members, Charles M. Avampato, Nelle
Ratrie Chilton, Phillip H. Goodwin, David E. Lowe, John L. D. Payne, and H. Bernard Wehrle, III, and met four times in 1993. The Compensation Committee administers the One Valley Bancorp of West
Virginia, Inc., 1983 and 1993 Incentive Stock Option Plans. It also approves compensation levels for the executive management group of One Valley and its subsidiaries.

        The Nominating Committee of One Valley consists of five members, Robert F. Baronner, Nelle Ratrie
Chilton, J. Holmes Morrison, John L. D. Payne and Angus E. Peyton and met once in 1993. The
Nominating Committee recommends nominees to fill vacancies on the Board of Directors, although the
President of One Valley will also entertain nominations made in accordance with the Bylaws of One Valley previously described.

        The Board of One Valley met 14 times in 1993, and there were numerous meetings of the Committees of the Board. During 1993, Directors Lowe, Orders, Walker, and Wehrle attended fewer than 75% of the aggregate of the total number of meetings of the Board of One Valley and the total number of meetings held by all Committees on which they served.

Principal Holders of Voting Securities

        John L. Dickinson and C. C. Dickinson, sons of John Q. Dickinson, one of the original incorporators of One Valley Bank, National Association, formerly Kanawha Valley Bank, National Association
(hereinafter "One Valley Bank"), each owned more than 10% of the issued and outstanding stock of One
Valley Bank. Both John L. and C. C. Dickinson are deceased, and much of the stock formerly held by them is now held by family trusts created by them or their spouses. At the time of the formation of One Valley as a one bank holding company holding all of the stock of One Valley Bank, the shares of One Valley Bank were exchanged on a one for one basis for shares of One Valley. The John L. Dickinson Family Trusts collectively hold 1,291,301 shares, representing 7.5% of the issued and outstanding stock of One Valley.
The C. C. Dickinson Family Trusts collectively hold 866,980 shares, representing 5.0% of the issued and outstanding stock of One Valley. The following table sets forth the names and addresses of those shareholders who own beneficially more than 5% of the outstanding One Valley Common Stock as of
March 8, 1994, the amount and nature of the beneficial ownership, and the percentage of outstanding voting securities represented by the amount owned. The individuals named in the table are co-trustees of certain of the Dickinson Family Trusts and most of the shares owned by them are owned in their capacity as co-trustees.


        Title of        Name and Address                             Amount and Nature of                   Percent of
        Class           of Beneficial Owner                          Beneficial Ownership (1)                 Class
Common Stock            Mary Price Ratrie                              979,151(2)                              5.7%
                        Kanawha Salines
                        Malden, WV  25306

Common Stock            Charles C. Dickinson, III                       923,369(3)                              5.4%
                        1111 City National Building
                        Wichita Falls, Texas  76301

Common Stock            Robert F. Goldsmith                             865,020(4)                              5.0%
                        1528 Dogwood Road
                        Charleston, WV  25314

Common Stock            Ray M. Evans, Jr.                             1,435,871(5)                              8.3%
                        3401 Northside Parkway
                        Atlanta, GA  30327


(1) This table includes a duplication of beneficial ownership of securities in cases where the named individuals have overlapping co-trustee relationships. These four individuals hold, excluding duplication, a total of 2,498,442 shares, or 14.5% of the total 17,255,784 shares of One Valley
Common Stock outstanding as of the record date. Although One Valley Bank, a subsidiary of One
Valley, is a co-trustee of these various trusts, in all instances, the named individual co-trustees vote the stock of One Valley held in the trusts.


(2) Consists of 41,060 shares owned of record; 866,980 shares held as co-trustee with Charles C.
Dickinson, III, and One Valley Bank (in which trusts Mary Price Ratrie has a one-third beneficial interest); 756 shares owned by J. Q. Dickinson & Co., a sole proprietorship owned by Mary Price
Ratrie; and 70,355 shares owned by Dickinson Property Limited
Partnership in which Mary Price
Ratrie is a beneficial owner.

(3) Consists of 56,389 shares owned of record and 866,980 shares held as co-trustee with Mary Price Ratrie and One Valley Bank (in which trusts Mr. Dickinson has a one-fifth beneficial interest).

(4) Consists of 24,698 shares owned of record; 2,331 shares owned of record by his wife; 837,991 shares held as co-trustee with Ray M. Evans, Jr., and One Valley Bank. Not included in this total amount are 36,643 shares held in trusts from which Mr. Goldsmith may, at the discretion of the co-trustees, receive distributions of income and, under certain circumstances, distributions of principal.

(5) Consists of 837,991 shares held as co-trustee with Robert F. Goldsmith and One Valley Bank; 140,460 shares held as co-trustee with One Valley Bank and another individual co-trustee; 119,526 shares held with One Valley Bank as co-trustee; 23,131 shares held by his wife as trustee of trusts for the benefit of his children; 28,502 shares owned of record; 5,782 shares owned of record by his wife; and 280,479 shares owned by Dickinson Company, of which Mr. Evans is an executive officer. Not included in this total amount are 11,713 shares held in a trust from which Mr. Evans may, at the discretion of the co-trustees, receive distributions of income and, under certain circumstances, distributions of principal.

Ownership of Securities by Directors, Nominees and Officers

        The following tabulation sets forth the number of shares of One Valley Common Stock beneficially owned by (i) each of the nominees and directors, (ii) each of the executive officers listed in the Summary
Compensation Table, and (iii) the directors, nominees, and executive officers of One Valley as a group as of March 8, 1994, and indicates the percentages of common stock so owned. There is no other class of voting securities issued and outstanding.



                         Amount and Nature
                            of Beneficial     Percent of
Name of Beneficial Owner    Ownership (1)        Class

Phyllis H. Arnold         34,088  Direct (2)
                             145  Indirect        *

Charles M. Avampato       16,580  Direct
                           2,808  Indirect        *

Robert F. Baronner        10,216  Direct
                           6,037  Indirect        *

Frederick H. Belden, Jr.  21,905  Direct (3)
                             136  Indirect        *

James K. Brown             2,487   Direct
                           1,165   Indirect        *

John T. Chambers          14,067  Direct
                             850  Indirect        *

Nelle Ratrie Chilton      41,075  Direct
                          52,513  Indirect        *


                         Amount and Nature
                            of Beneficial     Percent of
Name of Beneficial Owner    Ownership (1)        Class


Ray M. Evans, Jr.       28,502  Direct
                     1,407,369  Indirect (4)    8.3%

 James Gabriel           4,425   Direct
                         5,500   Indirect        *

Phillip H. Goodwin         920  Direct           *

Thomas E. Goodwin       14,904  Direct
                           145  Indirect         *


Cecil B. Highland, Jr. 339,582 Direct
                         7,207 Indirect         2.0%


Laurance G. Jones       10,500  Direct (5)       *
                         2,600  Indirect

Robert E. Kamm, Jr.     273,967 Direct (6)
                        106,086 Indirect        2.2%


David Lowe                 700  Direct           *


John D. Lynch           18,000  Direct
                        28,806  Indirect         *

Edward H. Maier          5,780   Direct          *

J. Holmes Morrison      46,321  Direct (7)
                           782     Indirect      *

Charles R. Neighborgall,
    III                 1,150   Direct
                        2,664   Indirect        *

Robert O. Orders, Sr.   13,543  Direct          *

John L. D. Payne        714     Direct
                    434,479     Indirect (8)    2.5%

Angus E. Peyton      34,202  Direct
                    166,170 Indirect             1.2%

Lacy I. Rice, Jr.   150,000 Direct                 *

James W. Thompson   14,470  Direct (9)
                     4,325  Indirect               *

J. Lee Van Metre, Jr. 3,208 Direct                 *


Richard B. Walker    1,724  Direct                 *


H. Bernard Wehrle, III  1,180   Direct             *



                         Amount and Nature
                            of Beneficial     Percent of
Name of Beneficial Owner    Ownership (1)        Class


John H. Wick, III             8,754   Direct
                             39,575   Indirect        *

Thomas D. Wilkerson           1,800   Direct          *


All Directors, Nominees and Executive   1,149,511       Direct
Officers as a Group (31 individuals)    1,988,883       Indirect        18.2%


*Beneficial ownership does not exceed one percent of the class.

(1) Share totals of directors include 100 directors' qualifying shares, which each director is required to own pursuant to One Valley's Bylaws. Shares held indirectly include shares held by family members and shares held through trusts or corporations which in turn hold shares of One Valley.

(2) Includes options to purchase 23,310 shares pursuant to One Valley's 1983 Stock Option Plan.
        Includes options to purchase 5,040 shares pursuant to One
Valley's 1993 Stock Option Plan.

(3)     Includes options to purchase 7,560 shares pursuant to One
Valley's 1983 Stock Option Plan.
        Includes options to purchase 3,960 shares pursuant to One
Valley's 1993 Stock Option Plan.

(4)     See Note (5) to Principal Holders of Voting Securities.

(5)     Includes options to purchase 3,420 shares pursuant to One
Valley's 1983 Stock Option Plan.
        Includes options to purchase 3,480 shares pursuant to One
Valley's 1993 Stock Option Plan.

(6) Includes options to purchase 11,295 shares pursuant to One Valley's 1983 Stock Option Plan.
        Includes options to purchase 2,520 shares pursuant to One
Valley's 1993 Stock Option Plan.

(7) Includes options to purchase 31,320 shares pursuant to One Valley's 1983 Stock Option Plan.
        Includes options to purchase 9,000 shares pursuant to One
Valley's 1993 Stock Option Plan.

(8)     Consists of 70,599 shares held in nine trusts of which John L.
D. Payne is a co-trustee, 363,160
shares held by Dickinson Company, Payne-Gallatin Mining Company and Horse Creek Land and
Mining Company (in which companies Mr. Payne is an executive officer), and 720 shares owned by his children; does not include 88,033 shares held in or through trusts in which John L. D. Payne, at the discretion of the trustees, is an income beneficiary.

(9)     Includes options to purchase 2,970 shares pursuant to One
Valley's 1983 Stock Option Plan.
        Includes options to purchase 3,000 shares pursuant to One
Valley's 1993 Stock Option Plan.

Executive Compensation

        The following table sets forth the annual and long-term compensation for services in all capacities to One Valley for the fiscal years ended December 31, 1993, 1992, and 1991, of those persons who were, as of December 31, 1993, (i) the chief executive officer and (ii) the four other most highly compensated officers of One Valley.



SUMMARY COMPENSATION TABLE

                                   Annual Compensation            Long Term Compensation
                                                                    Awards               Payouts

                                                         Other              Securities                    All
Name                                                     Annual  Restricted Under-                       Other
and                                                      Compen- Stock     lying         LTIP           Compen-
Principal                                Salary  Bonus   sation  Award(s) Options        Payouts       sation(1)
Position                Year              ($)    ($)     ($)     ($)       (#)           ($)              ($)
J. Holmes Morrison      1993            275,000 114,297    0       0       9,000          0               5,263
President & CEO         1992            233,000 106,015    0       0       9,000          0               4,577
                        1991            185,602  81,250    -       0       5,940          0               3,763

Phyllis H. Arnold       1993            170,000   63,750   0       0       5,040          0                4,553
Senior Vice President   1992            150,000   58,500   0       0       5,040          0                3,890
                        1991            121,348   41,125   -       0       3,780          0                2,484

Frederick H. Belden, Jr.1993            148,000   50,875   0       0       3,960          0                4,550
Senior Vice President   1992            135,000   48,263   0       0       3,960          0                3,479
                        1991            120,330   33,758   -       0       3,780          0                2,444

Laurance G. Jones       1993            132,000   43,560   0       0       3,480          0               4,462
Senior Vice President   1992            117,000   41,828   0       0       3,420          0               3,017
                        1991            106,189   29,538   -       0       3,240          0               2,136

James W. Thompson       1993            127,000   38,100   0       0       3,000          0               4,251
President, One Valley   1992            120,000   34,500   0       0       2,970          0               3,609
Bank of Mercer          1991            114,000   30,075   -       0       1,525          0               3,414
County, Inc.


(1) The amounts included in "All Other Compensation" consist of One Valley's contributions on behalf of the listed officers to the 401(k) Plan, pursuant to which all eligible employees receive up to a 50% matching contribution from One Valley for all amounts contributed to the 401(k) Plan by the employee, to a maximum of 5% of the employee's salary. In the case of Mr. Thompson, the amount reported for 1993 pertains to the 401(k) Plan, however, the amounts for 1992 and 1991 pertain to an Employee Stock
Ownership Plan of Mercer County Bank, pursuant to which that Bank made an annual contribution of 2% of the Bank's total payroll, which was allocated to participating employees on the basis of the ratio of the employee's compensation to the total compensation of all participating employees.



        The following table sets forth further information on grants of stock options during 1993 to (i) the listed officers and (ii) all optionees as a group pursuant to One Valley's 1993 Incentive Stock Option Plan.
The table also provides information concerning the potential gain to all shareholders at the designated rate of appreciation. No stock appreciation rights ("SARs") were awarded by One Valley.



OPTION GRANTS IN LAST FISCAL YEAR


                                                                       Grant Date
                     Individual Grants                                 Value(1)

                                     % of

                       Number of    Total                               Potential Realizable Value
                       Securities   Options                             at Assumed Annual Rates
                       Underlying   Granted to Exercise                 of Stock Appreciation for
                       Options      Employees  or Base  Expira-         Ten-Year Option Term
                       Granted (2)  in Fiscal  Price    tion            0%         5%       10%
Name                        (#)       Year     ($/Sh)   Date           ($)        ($)      ($)
J. Holmes Morrison         9,000       11.8%   28.50   4/28/03           0       161,280 408,780
Phyllis H. Arnold          5,040        6.6%    28.50   4/28/03          0       90,317  228,917
Frederick H. Belden, Jr.   3,960        5.2%    28.50   4/28/03          0       70,963  179,863
Laurance G. Jones          3,480        4.6%    28.50   4/28/03          0       62,362  158,062
James W. Thompson          3,000        3.9%    28.50   4/28/03          0       53,760  136,260

All Optionees (including
the five listed above)    76,380        100%    28.50   4/28/03          0    1,368,730 3,469,180

All Shareholders               -          -        -          -          0  309,233,649 783,757,709

Optionee Gain as % of
All Shareholders Gain          -          -        -          -           0       0.44%   0.44%



(1) The actual value, if any, an executive may realize depends on the excess of the stock price over the exercise price on the date the option is exercised.

(2) The exercise price is the fair market value of One Valley Common Stock on the date the options were granted. Options are exercisable immediately, and terminate upon termination of employment for reasons other than death or retirement, upon the expiration of three months after the date of retirement, upon the expiration of one year from the date of death, or ten years from the option date.



        The following table sets forth information concerning (i) the value realized upon the exercise of stock options during 1993 by the listed officers, and (ii) the number of unexercised options held by each listed officer as of December 31, 1993, and the market value of the underlying shares if the options had been exercised on that date. No SARs have been awarded by One Valley.


AGGREGATED OPTION EXERCISES IN LAST
FISCAL YEAR AND FY-END OPTION VALUES

                                                             Number of
                                                             Securities      Value of
                                                             Underlying      Unexercised
                                                             Unexercised     In-the-Money
                                                             Options at      Options at
                             Shares Acquired    Value        FY-End (#)      FY-End ($)
Name                         On Exercise (#) Realized ($)(1) Exercisable     Exercisable
J. Holmes Morrison                         0          0       40,320          379,524
Phyllis H. Arnold                          0          0       28,350          306,262
Frederick H. Belden, Jr.               9,360    172,305       11,520           82,822
Laurance G. Jones                     11,640    211,565        6,900           21,409
James W. Thompson                          0          0        5,970           18,592




(1) Market value of underlying securities at exercise, minus the exercise or base price.


        The following table indicates, for purposes of illustration, the approximate annual retirement benefits
(Qualified Plan and Supplemental Plan) that would be payable to an employee retiring on November 1,
1993, at age 65 on the full life annuity form under various assumptions as to salary and years of service.
Benefits are not subject to deduction for Social Security or other offset amounts.




PENSION PLAN TABLE


                               Years of Service
     Remuneration       15        20      25      30      35

        $125,000        $28,296 $37,728 $67,714 $67,714 $67,714
        150,000          34,296  45,728  83,964  83,964  83,964
        175,000          40,296  53,728  100,214 100,214 100,214
        200,000          46,296  61,728  116,464 116,464 116,464
        225,000          52,296  69,728  132,714 132,714 132,714

        235,840**       54,898  73,197  139,760 139,760 139,760
        250,000         54,898  73,197  148,964 148,964 148,964
        300,000         54,898  73,197  181,464 181,464 181,464
        400,000         54,898  73,197  246,464 246,464 246,464
        450,000         54,898  73,197  278,964 278,964 278,964
        500,000         54,898  73,197  311,464 311,464 311,464


**IRS Maximum for Qualified Plan.
        Compensation covered by the qualified pension plan is based on total pay, including all Management
Incentive Compensation Plan payments, received during the sixty consecutive months of employment which results in the highest total divided by five. Such compensation is directly related to the total annual salary and bonus set forth in the Summary Compensation Table and does not vary by more than ten percent from that set forth therein, except that bonus payments listed in the table are actually paid to the recipient
(and consequently included in determining plan benefits) in the year after that listed. As of November 1, 1993, the credited years of service under the retirement plan for the individuals named in the table shown under Executive Compensation were: Phyllis H. Arnold, 17.667 years;
J. Holmes Morrison, 26.17 years;
Frederick H. Belden, Jr., 26 years; Laurance G. Jones, 24.33 years; and James W. Thompson, 9.92 years.

        Change of Control Arrangements


        In January 1987, One Valley entered into agreements with the officers listed in the Summary Compensation Table, except Mr. Thompson, and with certain other officers to encourage those key officers not to seek other employment because of the possibility that One Valley might be acquired by another entity. The Board of Directors determined that such an arrangement was appropriate, especially in view of the volatile banking market anticipated in West Virginia with the advent of interstate banking. The agreements were not undertaken in the belief that a change of control of One Valley was imminent.


        The agreements are for a term of three years and on each anniversary date the term is automatically extended for an additional one-year period unless a 60-day prior written notice is given by either party.
Generally, the agreements provide severance compensation to those officers if their employment should end under certain specified conditions after a change of control of One
Valley.   Compensation is paid upon any
involuntary termination following a change of control unless the officer is terminated for cause. In addition, compensation will be paid after a change of control if the officer voluntarily terminates employment because of a salary reduction, reassignment without consent to an office more than 50 miles from the officer's location at the time of a change of control, failure by One Valley to obtain assumption of the contract by its successor, or termination of employment without a 30-day written notice.

        Under the agreements, a change of control is deemed to occur in the event of any business combination which would require a higher than majority vote of the shareholders under One Valley's Articles of
Incorporation, or an occurrence of a nature that would be required to be reported to the Securities and Exchange Commission as a change of control. Severance benefits include: (a) a cash payment equal to the officer's monthly base salary multiplied by the number of full months between the date of termination and a date which is 30 months after the date on which the change of control occurs; (b) payment of the award due, if any, under One Valley's Management Incentive Compensation Plan for the year in which termination occurs; and (c) continuing participation in employee benefit plans and programs such as retirement, disability and medical insurance for a period of 30 months after the change in control.

Board Compensation Committee Report on Executive Compensation

        The Compensation Committee ("Committee") of the Board of Directors establishes compensation policies, plans and programs which are intended to accomplish three objectives: to attract and retain highly capable and well-qualified executives; to focus executives' efforts on increasing long-term shareholder value;
and to reward executives at levels which are competitive with the marketplace for similar positions and commensurate with performance of each executive and of One Valley.
The Committee has determined that
to accomplish these objectives, total compensation should be comprised of base salary, short-term incentive compensation, and long-term incentive compensation.


        The Committee meets several times annually with the Chief Executive Officer and senior human resources executives to review, modify as appropriate, and approve the compensation programs for executives, utilizing the services of outside compensation consultants when appropriate. In determining the salary budget for 1993 and in fixing levels of executive compensation, the Committee considered internal equity, external competitiveness of base compensation and total compensation, the inflation rate, and One
Valley's performance relative to its long-range goals.
In its evaluation of One Valley's corporate performance for the purpose of fixing base salary levels, the Committee does not attempt to assign specific weights to multiple factors which, taken together, constitute "corporate performance." Consequently, its evaluation of corporate performance is subjective to the extent that the Committee considers all aspects of corporate performance, including but not limited to long-range plan goals for earnings, asset quality, capital, liquidity and resource utilization; however, significant emphasis is given to the annual increase in One Valley's earnings per share.
Base salaries for executive officers are determined first by an evaluation of the officer's success as measured against annually established goals for individual performance and the performance of the business unit(s) for which they have responsibility. Second, base salaries are measured against market place salaries of equivalent positions in financial institutions of comparable size. Marketplace information is determined using data from several recognized compensation survey services, specifically the 1993 Hay Compensation Report of Banks and Associated Financials produced by Hay Management Consultants, wherein participating financial institutions are grouped by size.
One Valley's comparable group consists of twenty financial institutions having $800 million to $7 billion in assets, and the 1993 Financial Institutions Compensation Survey of Wyatt Data Services which covers the compensation practices of approximately 113 financial institutions having $2 billion to $5.9 billion in assets. This information was selected for comparison in 1993/1994 because of the formidable position that these surveys hold in the industry.


        Currently base compensation for executives of One Valley, while competitive, continues to be below the average for similar positions within comparable financial institutions. When One Valley executives, including the CEO and the officers listed in the Summary Compensation Table, were compared to the marketplace, their base salaries were, in the aggregate, well below the median of the marketplace. The
Committee believes, philosophically, that compensation should, on the whole, be incentive driven, however base compensation should be reasonably competitive in the marketplace. To this end, the
Committee has set a base salary range target for executives at the
37.5 percentile of the marketplace
average. The Committee believes that the appropriate level of executive base compensation is primarily market-driven, although base compensation is also dependent on corporate performance and on each executive's progress toward individual goals. Thus, while the midpoint of the salary range is a corporate-wide target, base compensation for each executive is specifically determined by individual performance.


        The Committee believes that incentive compensation is an appropriate adjunct to base compensation which, together with base compensation, should approach the industry median for total compensation if established goals are met. Short-term incentive compensation is provided to key executives, as determined by the Compensation Committee pursuant to One Valley's Management Incentive Compensation Plan
("MICP"). Awards under MICP are granted based upon One Valley's earnings per share relative to a target level set by the Board of Directors. If the target is met, awards are calculated for each participant based upon the level of corporate performance relative to the target, upon performance of the executive and the unit he or she manages in meeting assigned objectives, and upon the executive's relative position within One
Valley. The determination of corporate performance for this purpose is based solely upon earnings per share.
Thus the level of annual performance of One Valley, determined in a manner which emphasizes factors which should have a positive impact upon total return to shareholders, has a significant impact upon total executive compensation.



        The Committee believes that shareholder value can be further enhanced by closely aligning the financial interests of One Valley's key executives with those of its shareholders. Awards of stock options pursuant to One Valley's Incentive Stock Option Plan ("ISOP") are intended to meet this objective and constitute the long-term incentive portion of executive compensation. Under the ISOP, the option price paid by the executive to exercise the option is the fair market value of the stock on the day the option is granted, and the option is freely exercisable within a ten-year period. The options attain value over that time only if the market price of the underlying stock increases, and the increase in value of the option is directly tied to the increase in the value of the stock. The Committee believes the ISOP focuses the attention and efforts of executive management upon increasing long-term shareholder value and the Committee periodically awards options to key executives in amounts it believes are adequate to achieve the desired objective. The total number of shares available for award in each plan year is specified in the ISOP. These shares are generally allocated based upon the Committee's subjective judgment, taking into account the historical levels of awards and the relative positions of the participants in the ISOP.



        Total compensation for the CEO is determined in essentially the same way as for other executives, recognizing that the CEO has overall responsibility for the performance of One Valley. Therefore, One
Valley's performance has a direct impact upon the CEO's compensation in that its earnings per share determine the amount of base compensation increase and the MICP award, and, in addition, the market price of One Valley's Common Stock determines the value of options awarded during prior periods. The base compensation of the CEO in 1993 was based in large measure on the corporate results in 1992 relative to long-range plan goals for earnings, asset quality, capital, liquidity and resource utilization. As discussed above, no attempt is made by the Committee to assign relative weights to the various components of corporate performance in fixing the CEO's base compensation.
The targeted earnings were $2.07 per share and actual earnings per share were $2.29, which was 10.6% higher than the targeted earnings per share, and 19% higher than 1991 earnings of $1.93 per share. This relative success of One Valley was a major consideration in establishing the base compensation for the CEO. Further, the CEO assumed this position in July 1991 and has a relatively low salary compared to the market place for this position, and this, too was taken into consideration in establishing the base compensation of the CEO for 1993. The MICP award for 1993 was based on the earnings per share performance in 1993 which was
$2.52 versus targeted earnings of $2.47 per share. The ISOP awards to the CEO for 1993 were based on the historical level of awards and the Committee's determination of the appropriate level of prospective ownership necessary to motivate long-term performance.



        Recent revisions to the Internal Revenue Code disallow deductions in excess of $1,000,000 for certain executive compensation.
The Committee has not adopted a policy in this regard since none of One Valley's executives receive compensation approaching the $1,000,000 level. The report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities
Act of 1933 or the Securities Exchange
Act of 1934, except to the extent that One Valley specifically incorporates this report by reference, and shall not otherwise be filed under such Acts.



        The report is submitted by the Compensation Committee, which consists of
                                   Phillip H. Goodwin, Chairman
                                   Charles M. Avampato
                                   Nelle Ratrie Chilton
                                   David E. Lowe
                                   John L. D. Payne
                                   H. Bernard Wehrle, III


        Performance Graph



        The following graph compares the yearly percentage change in One Valley's cumulative total shareholder return on its Common Stock for the five-year period ending December 31, 1993, with the cumulative total return of the Standard & Poor's 500 Stock Index and the Media General Industry Group Index - 04, which consists of all banks and bank holding companies within the United States whose stock has been publicly traded for at least six years. There is no assurance that One Valley's stock performance will continue in the future with the same or similar trends as depicted in the graph. The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that One Valley specifically incorporates this graph by reference, and shall not otherwise be filed under such Acts.


               (Performance Graph appears here, see appendix)



                              1988      1989     1990     1991    1992  1993
One Valley                    $  0      $  0     $102     $207    $323  $308
Standard & Poors 500          $100      $131     $128     $166    $179  $197
All Publicly Traded Banks     $100      $117     $ 91     $129    $153  $181
(Media General Industry Group Index - 04)


Compensation of Directors

        During 1993, each director who was not also an officer and full-time employee of One Valley received
$300 for each meeting of the Board of Directors of One Valley attended and, as members of certain committees of the Board of Directors, received $250 for each meeting of a committee of the Board of Directors attended. In addition, Mr. Baronner received compensation in the amount of $18,000 for serving as Chairman of the Board of Directors. During 1993, there were no other arrangements pursuant to which any director of One Valley was compensated for services as a director.


        Directors of One Valley are eligible to defer fees pursuant to One Valley Deferred Compensation Plan, which was adopted in 1984, with respect to fees received in 1984 and thereafter for services rendered as a director of One Valley.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two fiscal years ended
December 31, 1993, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that one report covering one transaction was filed late by Mr. Ray Marshall Evans, Jr. and one report covering one transaction was filed late by H. Bernard
Wehrle, III.

Certain Transactions with Directors and Officers and Their Associates


        One Valley and its various banking subsidiaries have had and expect to have in the future, transactions in the ordinary course of business with directors, officers, principal shareholders and their associates. During
1993, all of these transactions were made on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with other unaffiliated persons. Such transactions, which at December 31, 1993, were, in the aggregate, 25.2% of total shareholders' equity, and in the opinion of the management of One Valley, did not involve more than the normal risk of collectibility or present other unfavorable features.


        Jackson & Kelly, a law firm in which Director James K. Brown is a partner, and Steptoe & Johnson, a law firm in which Director J. Lee Van Metre, Jr., is a partner, performed legal services for One Valley and its subsidiaries in 1993 and will perform similar services in 1994. On the basis of information provided by Mr. Brown and Mr. Van Metre, it is believed that less than five percent of the gross revenues of those law firms did in 1993, and will in 1994, result from payment for legal services by One Valley and its subsidiaries. In the opinion of One Valley, these transactions were on terms as favorable to One Valley as they would have been with third parties not otherwise affiliated with One Valley.

Compensation Committee Interlocks and Insider Participation


        During 1993, One Valley's affiliate banks, and One Valley Square, Inc., paid $86,239 to TerraCare,
Inc., for landscaping services. TerraCare, Inc., is a wholly-owned subsidiary of TerraCo, Inc. Mary Price
Ratrie, a principal shareholder of One Valley, is the principal shareholder and President of TerraCo, Inc., and Director Nelle Ratrie Chilton is director of TerraCo, Inc. During 1993, The Neighborgall Construction Co.
received payments of $72,893.71 from One Valley's affiliate, One Valley Bank of Huntington, Inc., for miscellaneous renovation and repair work to facilities owned by the bank. It is anticipated that additional payments will be made in 1994 to TerraCare, Inc., and to the Neighborgall Construction Co. In the opinion of One Valley, these transactions were on terms as favorable to One Valley as they would have been with third parties not otherwise affiliated with One Valley. The members of One Valley's Compensation Committee are Phillip H. Goodwin, Charles M. Avampato, Nelle Ratrie Chilton, David E. Lowe, John L. D. Payne, and H. Bernard Wehrle, III.


2.      PROPOSAL TO APPROVE AN INCREASE IN THE MAXIMUM NUMBER OF
        DIRECTORS

        At a meeting held on February 16, 1994, a resolution was unanimously adopted by the Board of Directors of One Valley which approved for submission to a vote of the shareholders a proposal to amend
Article III, Section 2 of the Bylaws of One Valley to provide that the Board of Directors may be comprised of up to thirty-three directors. Article V.1. of the Articles of Incorporation of One Valley, as amended, provides that the number of directors of One Valley is determined by the provisions of its Bylaws. Article
III, Section 2 of the Bylaws provides that the number of the directors shall be fixed by the Board of Directors, but shall not be less than six nor more than twenty-seven. Generally, the Bylaws of One Valley can be amended by a vote of the Board of Directors. However, Article
V.2. of the Articles of Incorporation
of One Valley provides that an amendment of the Bylaws to increase the number of Directors to more than twenty-seven must be approved by the affirmative vote of the holders of at least 80% of the outstanding shares of One Valley. This provision requiring approval by more than a majority of One Valley's outstanding shares was adopted in 1986 as one of several amendments to One Valley's Articles of
Incorporation and Bylaws. The intent of those amendments was to ensure that a party seeking control of One Valley will discuss its proposal with One Valley's Board of Directors. In all other respects, the provisions of Article III, Section 2 of the Bylaws would remain unchanged.


        The Board of Directors believes that the proposed amendment is appropriate for two reasons. First, it satisfies the contractual obligation One Valley made to Mountaineer Bankshares of W. Va., Inc.
("Mountaineer"), which was merged into One Valley on January 28, 1994. As part of its merger agreement with Mountaineer (the "Merger Agreement"), One Valley agreed that upon consummation of the merger the
Board of Directors of One Valley would elect as directors two persons designated by Mountaineer. Pursuant to that agreement, effective January 28, 1994, the Board elected as directors Cecil B. Highland, Jr., and Lacy
I. Rice, Jr., each to fill terms expiring at the 1994 Annual Meeting of Shareholders. As set forth above in the section of this Proxy Statement captioned "Purpose of Meeting - 1. Election of Directors," these two individuals have been nominated for election as directors, each to serve a full three-year term. Pursuant to the Merger Agreement, One Valley also agreed to seek to have two additional persons, also designated by
Mountaineer, elected as directors at the earliest practicable date. Because of the maximum size limitation on the number of Directors imposed by Article III, Section 2 of the Bylaws, however, One Valley is unable to add those two additional persons to the Board without shareholder approval of an increase in the maximum number of Directors. One Valley's proposed amendment to its Bylaws will permit the addition of these two directors in accordance with the Merger Agreement. If One Valley shareholders approve the proposed amendment, C. Michael Blair and Brent D. Robinson, who were designated by Mountaineer, will be elected to the Board of Directors of One Valley at the May 1994, meeting of One Valley's Board of Directors, each for terms expiring at the 1995 Annual Meeting of Shareholders. Mr. Robinson, an executive vice president of One Valley, was previously a director, president, chief operating officer and chief financial officer of Mountaineer. He is 47 years old and had served as a director or officer of Mountaineer or one of its subsidiaries since 1978. He is the beneficial owner of 23,655 shares of One Valley Common Stock. Mr.
Blair, Chairman of the Board and Chief Executive Officer of Mercantile Banking & Trust Company, is 51 years old and had served as an officer or director of Mountaineer or one of its subsidiaries since 1970. He is the beneficial owner of 52,327 shares of One Valley Common Stock.


        The Board has proposed this amendment to the Bylaws for a second reason. One Valley has had and will continue to have discussions with various banks and bank holding companies regarding the possible acquisition of additional banking subsidiaries and branch facilities. As part of those negotiations it is possible that the company to be acquired may request that it be represented on One Valley's Board of Directors following the acquisition. With the addition of the two additional former Mountaineer directors,
One Valley's Board will be comprised of twenty-nine members. The proposed increase to a maximum of thirty-three members would provide One Valley with needed flexibility in future negotiations, when and if they occur. At the present time, One Valley has no intention of increasing the number of directors on its Board of Directors beyond twenty-nine and is not engaged in merger negotiations. Although a Board comprised of up to thirty-three directors is large, One Valley does not believe that it will be so large as to be unworkable or ineffective. To the contrary, One Valley has found that participation by Directors from various parts of the state following acquisitions has been helpful in planning and conducting post-merger operations, and it believes that the continuation of such an approach is prudent.

        The Board recommends that the following amendment to the first sentence of Section 2 of Article III of the Bylaws, unanimously approved by the Board of Directors at its February meeting, be approved by the shareholders.

        Section 2. Number, election and terms; nominations. Except as otherwise fixed by or pursuant to the provisions of Article VI of the Articles of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of the directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors but shall not be less than six nor more than thirty-three.

        A copy of the entire text of Section 2 of Article III of the Bylaws is attached as Exhibit A to this Proxy Statement. The italicized portions of Section 2 of Article III in Exhibit A reflect the proposed amendment to be voted on at the Annual Meeting.

Vote Required

        An affirmative vote of the holders of at least 80% of the outstanding shares of One Valley Common
Stock is required to approve the amendment. Shares voted "ABSTAIN" and shares not voted will have the same effect as if the shares were voted "AGAINST" approval of the amendment.

        The Board of Directors unanimously recommends that shareholders vote "FOR" approval of this proposal. Unless otherwise directed, the enclosed proxy will be voted "FOR" the approval of the proposed increase in the maximum number of directors of One Valley from 27 to 33.

3.      PROPOSAL TO APPROVE SELECTION OF AUDITORS

        The Board of Directors has selected the firm of Ernst & Young to serve as independent auditors for One
Valley for the calendar year 1994 and proposes the approval by the shareholders at the Annual Meeting of Shareholders of that selection. If that selection does not receive the approval of a majority of the votes represented in person or by proxy, the Board will request a later approval of an alternate auditor. One Valley is advised that no member of this accounting firm has any direct or indirect material interest in One Valley, or any of its subsidiaries. A representative of Ernst & Young will be present at the Annual Meeting to respond to appropriate questions and to make a statement if desired. The enclosed proxy will be voted
"FOR" the approval of the selection of Ernst & Young unless otherwise directed. The affirmative vote of a majority of the shares of One Valley Common Stock represented at the Annual Meeting of Shareholders is required to approve the selection of Ernst & Young.

FORM 10-K ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

        Upon written request by any shareholder to Laurance G. Jones, Treasurer, One Valley Bancorp of West
Virginia, Inc., P. O. Box 1793, Charleston, West Virginia 25326, a copy of One Valley's 1993 Annual
Report on Form 10-K will be provided without charge.



OTHER INFORMATION
        If any of the nominees for election as directors are unable to serve as directors by reason of death or other unexpected occurrence, proxies will be voted for a substitute nominee or nominees designated by the Board of One Valley unless the Board of Directors adopts a resolution pursuant to the Bylaws reducing the number of directors. The Board of Directors is unaware of any other matters to be considered at the meeting, but if any other matters properly come before the meeting, persons named in the proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

Shareholder Proposals for 1995

        Any shareholder who wishes to have a proposal placed before the next Annual Meeting of Shareholders must submit the proposal to Merrell S. McIlwain II, Secretary of One Valley, at its executive offices, no later than November 22, 1994, to have it considered for inclusion in the proxy statement of the Annual
Meeting in 1995.

J. Holmes Morrison
President
Charleston, West Virginia

March 23, 1994



ARTICLE III.  BOARD OF DIRECTORS

        Section 2. Number, election and terms; nominations. Except as otherwise fixed by or pursuant to the provisions of Article VI of the Articles of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of the directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors but shall not be less than six nor more than thirty-three. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as determined by the board of Directors of the Corporation, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1987, another class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 1988, and another class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 1989, with each class to hold office until its successor is elected and qualified. At each annual meeting of the shareholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Nominations for the election of directors shall be given in the manner provided in
Article II, Section 13, of these bylaws. Directors need not be residents of the State of West Virginia, but shall hold not less than one hundred shares of the capital stock of the Corporation in order to be eligible to serve as a director of the Corporation.



PROXY          ONE VALLEY BANCORP OF WEST VIRGINIA, INC.       PROXY
                     CHARLESTON, WEST VIRGINIA
       This Proxy is Solicited on Behalf of The Board of Directors for The Annual Meeting of Shareholders, April 26, 1994

        Michael A. Albert, John R. Lukens and Louis S. Southworth, II, or any one of them, are hereby authorized to represent and to vote stock of the undersigned in One Valley Bancorp of West Virginia, Inc. at the Annual Meeting of Shareholders to be held April 26, 1994, and any adjournment thereof.

               The election of the following persons: Cecil B. Highland, Jr., Robert E. Kamm, Jr., David E. Lowe, Edward H. Maier, Angus E.
Peyton, Lacy I. Rice, Jr., Richard B. Walker and Thomas D. Wilkerson for three-year-terms expiring at the Annual Meeting of Shareholders in 1997; John T. Chambers for a two-year term expiring at the Annual
Meeting of Shareholders in 1996; and H. Bernard Wehrle, III for a one-year term expiring at the Annual Meeting of Shareholders in 1995, and until their successors are chosen and qualify.

                Unless otherwise specified on this Proxy, the shares represented by this Proxy will be voted
"FOR" the propositions listed above and described more fully in the Proxy Statement of One
Valley Bancorp of West Virginia, Inc., distributed in connection with this Annual Meeting. If any shares are voted cumulatively for the election of Directors, the Proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at said meeting, this Proxy shall be voted in accordance with recommendations of the
Board of Directors.

PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE
                          ENCLOSED ENVELOPE.

             (Continued and to be signed on reverse side.)

  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

The Board of Directors recommends a vote "FOR" the listed propositions.

l. Election of Directors-
   Nominees: Cecil B. Highland, Jr.,    [] For      [] WITHHOLD     [] FOR ALL
   Robert E. Kamm, Jr., David E.                                    (Except
   Lowe, Edward H. Maier, Angus E. Peyton,                          Nominee(s)
   Lacy I. Rice, Jr., Richard B. Walker,                            written
   Thomas D. Wilkerson, John T. Chambers                            below)
   and H. Bernard Wehrle, III.


2. Approve an amendment to the Bylaws to increase                ( ) FOR     ( ) AGAINST      ( ) ABSTAIN
   the maximum number of One Valley's directors from
   27 to 33.

3. Approve the appointment of Ernst & Young as                    ( ) FOR    ( ) AGAINST      ( ) ABSTAIN
   independent Certified Public Accountants for 1994.

4. Transact such other business as may properly be                ( )FOR     ( ) AGAINST      ( ) ABSTAIN
   brought before the meeting and any adjournment
   thereof.



                                          Dated:                    , 1994
                       Signature(s)


                       When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.


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                       APPENDIX

On Page 18 the Performance Graph appears where noted. The plot points are listed in the table below that point.